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Exhibit 10.11

MERRILL CORPORATION
SECOND 2003 LONG TERM INCENTIVE PLAN
ELIGIBILITY NOTICE

        To:

The Company hereby grants Potential Units to you under the Second 2003 Long Term Incentive Plan (the "Plan"), as follows:

  Date of Grant: December 1, 2003
  Number of Potential Units:
  Unit Base Amount for each such Potential Unit: $6.30
  Earning Schedule:

Date	Number of Earned Units
December 1, 2006	25%
December 1, 2007	25%
December 1, 2008	25%
December 1, 2009	25%

This Eligibility Notice shall be governed by the terms and provisions of the Plan. If there is any inconsistency between this Eligibility Notice and the Plan, the provisions of the Plan shall govern. Each capitalized term used but not otherwise defined herein shall have the meaning provided therefor in the Plan.

MERRILL CORPORATION
By:	John W. Castro
Its:	Chief Executive Officer

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  Exhibit 10.11
MERRILL CORPORATION SECOND 2003 LONG TERM INCENTIVE PLAN ELIGIBILITY NOTICE